Exhibit 31(ii)

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

PURSUANT TO

RULE 13a-14(b) OR 15d-14(b) OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED,

AND SECTION 1350 OF CHAPTER 63 OF TITLE 18 OF THE UNITED STATES

CODE (18 U.S.C. §1350)

In connection with the filing of the quarterly report of First State Capital Investments, Incorporated (the "Company") on Form 10-Q for the quarterly period ended November 30, 2012, as filed with the Securities and Exchange Commission on or about the date hereof to which this certification is attached as Exhibit 32 (the "Report") and pursuant to the requirement set forth in Rule 13a-14(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. §1350), Sallye W. Soltner, Chief Executive Officer of the Company, hereby certifies that to the best of his knowledge:

1. The Report fully complies with the requirements of Section 13(a) or Section 15(d) of the Exchange Act; and,

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 30, 2012

In witness whereof, the undersigned have set their hands hereto as of the 27th day of December 2012.

/s/ Sallye W. Soltner

Sallye W. Soltner

Chief Executive Officer

This certification is being furnished solely to accompany this quarterly report on Form 10-Q pursuant to 18 U.S.C. Section 1350, and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended or the Securities Act of 1933, as amended, into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language contained in such filing.

Exhibit 31(ii)

CERTIFICATION OF CHIEF FINANCIAL OFFICER

PURSUANT TO

RULE 13a-14(b) OR 15d-14(b) OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED,

AND SECTION 1350 OF CHAPTER 63 OF TITLE 18 OF THE UNITED STATES

CODE (18 U.S.C. §1350)

In connection with the filing of the quarterly report of First State Capital Investments, Incorporated (the "Company") on Form 10-Q for the quarterly period ended November 30, 2012, as filed with the Securities and Exchange Commission on or about the date hereof to which this certification is attached as Exhibit 32 (the "Report") and pursuant to the requirement set forth in Rule 13a-14(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. §1350), William D. Kyle, Chief Financial Officer of the Company, hereby certifies that to the best of his knowledge:

1. The Report fully complies with the requirements of Section 13(a) or Section 15(d) of the Exchange Act; and,

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 30, 2012

In witness whereof, the undersigned have set their hands hereto as of the 27th day of December 2012.

/s/ William D. Kyle

William D. Kyle

Chief Financial Officer

This certification is being furnished solely to accompany this quarterly report on Form 10-Q pursuant to 18 U.S.C. Section 1350, and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended or the Securities Act of 1933, as amended, into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language contained in such filing.